Exhibit 99.1

For Immediate Release:	October 22, 2017

SIMMONS REPORTS THIRD QUARTER 2017 EARNINGS

Pine Bluff, AR – Simmons First National Corp. (NASDAQ-GS: SFNC) today announced net income available to common shareholders of $28.9 million, or $0.89 per diluted share, for the quarter ended September 30, 2017, compared to $23.4 million, or $0.76 per diluted share, for the same period in 2016, a 17.1% increase. Included in third quarter 2017 results was $721,000 in net after-tax merger-related and branch right-sizing costs as well as a $1.8 million gain on the sale of insurance lines.

Excluding the impact of these items, core earnings were $27.7 million, or $0.86 per diluted share, for the quarter ended September 30, 2017, compared to $24.4 million, or $0.79 per diluted share, for the quarter ended September 30, 2016, an 8.9% increase.

Year-to-date net income was $74.0 million, or $2.31 diluted earnings per share. Excluding the net after-tax merger-related and branch right-sizing costs and the insurance gain, year-to-date core earnings were $77.0 million, or $2.41 diluted core earnings per share.

On October 19, 2017, Simmons First National Corp. completed the acquisitions of Southwest Bancorp, Inc. (NASDAQ-GS: OKSB), headquartered in Stillwater, OK., including its wholly-owned bank subsidiary, Bank SNB, and First Texas BHC, Inc., headquartered in Ft. Worth, TX, including its wholly-owned subsidiary, Southwest Bank. With the completion of these acquisitions, the proforma combined total assets of the company are approximately $14.2 billion. The systems conversions are planned during the first half of 2018, at which time the subsidiary banks will be merged into Simmons Bank.

Simmons Bank was the successful bidder at a public auction held to discharge certain indebtedness owed to the Bank and became the sole shareholder of Heartland Bank in Little Rock, AR, on August 28, 2017. Heartland Bank remains a separately chartered state bank. Simmons is evaluating the next steps with respect to the institution.

On September 1, 2017, the insurance affiliates of the Company completed the sale of their property and casualty insurance business lines and an after-tax gain of $1.8 million was recognized on the transaction. Tangible common equity was positively impacted by $7.2 million due to a reduction in intangible assets related to the sold business.

Additionally, during the quarter, the Company completed its conversion and integration of First South Bank with and into its subsidiary, Simmons Bank.

“The third quarter was certainly an exciting and eventful quarter for us,” said George A. Makris, Jr., chairman and CEO. “We are pleased with the operating results from the third quarter and I am extremely proud of our associates’ ability to manage the significant transactions during the quarter while producing outstanding results. We are also excited to welcome the associates of Bank SNB and Southwest Bank to the Simmons family. We look forward to a great partnership.”

P.O. BOX 7009 501 MAIN STREET PINE BLUFF, ARKANSAS 71611-7009 (870) 541-1000 www.simmonsbank.com

Selected Highlights:	3rd Qtr 2017	2nd Qtr 2017	3rd Qtr 2016

Net income	$28.9 million	$23.1 million	$23.4 million
Diluted earnings per share	$0.89	$0.72	$0.76
Return on avg assets	1.25%	1.05%	1.21%
Return on avg common equity	9.12%	7.65%	8.36%
Return on tangible common equity	14.47%	12.13%	13.26%
Net interest margin(1)	3.91%	4.04%	4.08%

Core earnings(2)	$27.7 million	$26.8 million	$24.4 million
Diluted core earnings per share(2)	$0.86	$0.84	$0.79
Core return on avg assets(2)	1.20%	1.22%	1.26%
Core return on avg common equity(2)	8.77%	8.87%	8.71%
Core return on tangible common equity(2)	13.93%	13.99%	13.78%
Core net interest margin(1)(2)	3.77%	3.79%	3.79%

Efficiency ratio	55.06%	56.04%	53.94%

(1)	Fully tax equivalent.
(2)	Core earnings excludes non-core items, which is a non-GAAP measurement.

Loans

	3rd Qtr 2017	2nd Qtr 2017	3rd Qtr 2016

Total loans	$6.3 billion	$6.2 billion	$5.4 billion
Legacy loans (all loans excluding loans acquired)	$5.2 billion	$5.0 billion	$3.9 billion
Loans acquired	$1.1 billion	$1.2 billion	$1.5 billion

Total loans, including those acquired, were $6.3 billion at September 30, 2017, an increase of $902.1 million, or 16.7% from September 30, 2016.

On a linked-quarter basis (September 30, 2017 compared to June 30, 2017), total loans increased $78.0 million, or 1.3%. The increase was due to:

•	$30 million decrease in liquidating portfolio (indirect lending and consumer finance)
•	$13 million increase from participations purchased from Southwest Bank
•	$228 million in net legacy loan growth including $36 million of migrated loans (acquired to legacy)
•	$133 million decrease in the existing acquired loan portfolio including migration

Deposits

	3rd Qtr 2017	2nd Qtr 2017	3rd Qtr 2016

Total deposits	$7.3 billion	$7.1 billion	$6.6 billion
Non-time deposits	$6.0 billion	$5.8 billion	$5.3 billion
Time deposits	$1.3 billion	$1.3 billion	$1.3 billion

At September 30, 2017, total deposits were $7.3 billion, an increase of 10.7%, compared to the same period in 2016. The increase is from recent acquisitions and growth in core deposits. Total non-time deposits increased 13.7% compared to the same period in 2016, and comprised 82% of total deposits.

Net Interest Income

The Company’s net interest income for the third quarter of 2017 was $78.8 million, an increase of $10.8 million, or 15.8%, from the same period of 2016. Included in interest income was the yield accretion recognized on loans acquired of $2.9 million and $4.9 million for the third quarter of 2017 and 2016, respectively. Net interest margin was 3.91% for the quarter ended September 30, 2017, a 17 basis point decline from the same quarter of 2016. The Company’s core net interest margin, excluding the accretion, was 3.77% for the third quarter of 2017, a 2 basis point decline from September 30, 2016 and a 2 basis point decrease from June 30, 2017. Cost of interest bearing deposits were 0.43% for the third quarter of 2017, a 12 basis point increase from September 30, 2016 and a 7 basis point increase from June 30, 2017.

Non-Interest Income

Non-interest income for the third quarter was $36.3 million, a decrease of $544,000 compared with the third quarter of 2016. Included in non-interest income were the following items:

•	$3.7 million gain on sale of property and casualty insurance business lines
•	$325,000 loss on the sale of fixed assets
•	$1.2 million decrease in mortgage revenue due to decline in demand in the industry
•	$451,000 decrease in investment banking revenue, due to the exit from the institutional division of the broker dealer line of business in the third quarter of 2016
•	$312,000 decrease in gain on sale of securities
•	$2.0 million decrease in other income due to recovery of charged off loans acquired in third quarter of 2016

Non-Interest Expense

Non-interest expense for the third quarter of 2017 was $66.2 million, an increase of $3.7 million compared to the third quarter of 2016. Included in this quarter were $862,000 of merger-related expenses and branch rightsizing costs. Excluding these expenses, core non-interest expense was $65.3 million.

The increases during the quarter were driven by incremental increases in operating expenses related to the additions of First South Bank which closed during 2017 and Citizens Bank which closed in September 2016. These increases were partially offset by a $716,000 decrease in other real estate and foreclosure expense. The efficiency ratio for the third quarter was 55.06%.

Asset Quality

	3rd Qtr 2017	2nd Qtr 2017	3rd Qtr 2016

Allowance for loan losses on loans to total loans	0.82%	0.83%	0.86%
Allowance for loan losses on loans to non-performing loans	78%	72%	91%
Non-performing loans to total loans	1.05%	1.15%	0.95%
Net charge-off ratio (annualized)	0.32%	0.23%	0.82%
Net charge-off ratio excluding credit cards	0.27%	0.19%	0.81%

All loans acquired are recorded at their discounted net present value; therefore, they are excluded from the computations of the asset quality ratios for the legacy loan portfolio, except for their inclusion in total assets.

At September 30, 2017, the allowance for loan losses for legacy loans was $42.7 million. The allowance for loan losses for loans acquired was $391,000 and the acquired loan discount credit mark was $25.0 million. The allowances for loan losses and credit marks provide a total of $68.1 million of coverage, which equates to a total coverage ratio of 1.1% of gross loans. The ratio of credit mark and related allowance to loans acquired was 2.3%.

Provision for loan losses for the third quarter of 2017 was $5.5 million, a decrease of $2.8 million compared to September 30, 2016.

Foreclosed Assets and Other Real Estate Owned

At September 30, 2017, foreclosed assets and other real estate owned were $31.5 million, an increase of $1.1 million, or 3.6%, compared to the same period in 2016. The composition of these assets is divided in to three types:

	3rd Qtr 2017	2nd Qtr 2017	3rd Qtr 2016

Closed bank branches, branch sites &
associate relocation	$12.8 million	$8.7 million	$6.1 million
Foreclosed assets - acquired	$11.1 million	$12.0 million	$15.2 million
Foreclosed assets - legacy	$7.6 million	$5.3 million	$9.1 million

Arkansas State banking laws require that former bank branches and vacant land that was previously held for potential bank branches be classified as foreclosed assets and other real estate owned at the time they are no longer used for bank operations. Due to this requirement, foreclosed assets and other real estate owned increased during the quarter by $4.1 million as a result of branch closures during the conversion of First South Bank in to Simmons Bank.

Capital

	3rd Qtr 2017	2nd Qtr 2017	3rd Qtr 2016

Stockholders’ equity to total assets	13.2%	13.6%	13.9%
Tangible common equity to tangible assets	9.1%	9.2%	9.5%
Regulatory tier 1 leverage ratio	10.6%	10.8%	11.6%
Regulatory total risk-based capital ratio	13.6%	13.7%	15.5%

At September 30, 2017, common stockholders' equity was $1.3 billion, book value per share was $39.03 and tangible book value per share was $25.64.

Simmons First National Corporation

Simmons First National Corp. is a financial holding company, headquartered in Pine Bluff, Ark., with total assets of $9.5 billion as of September 30, 2017 and proforma assets of approximately $14.2 billion conducting financial operations throughout Arkansas, Colorado, Kansas, Missouri, Oklahoma, Tennessee and Texas. The Company, through its subsidiaries, offers comprehensive financial solutions delivered with a client-centric approach. The Company’s common stock trades on the NASDAQ Global Select Market under the symbol “SFNC.”

Conference Call

Management will conduct a live conference call to review this information beginning at 9:30 a.m. CDT on Monday, October 23, 2017. Interested persons can listen to this call by dialing toll-free 1-866-298-7926 (United States and Canada only) and asking for the Simmons First National Corp. conference call, conference ID 84536260. In addition, the call will be available live or in recorded version on the Company’s website at www.simmonsbank.com.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with generally accepted accounting principles (GAAP). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance. These measures typically adjust GAAP performance measures to include the tax benefit associated with revenue items that are tax-exempt, as well as adjust income available to common shareholders for certain significant non-core activities or nonrecurring transactions. Since the presentation of these GAAP performance measures and their impact differ between companies, management believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s core businesses. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the tables of this release.

Forward-Looking Statements

Statements in this news release that are not historical facts should be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date of this news release, and we undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this news release. By nature, forward-looking statements involve inherent risk and uncertainties. Various factors, including, but not limited to, economic conditions, credit quality, interest rates, loan demand, changes in the assumptions used in making the forward-looking statements, and the Company’s ability to obtain regulatory approvals and meet other closing conditions associated with the above-described mergers and acquisitions could cause actual results to differ materially from those contemplated by the forward-looking statements. Additional information on factors that might affect Simmons First National Corp.’s financial results is included in its Form 10-K filing with the Securities and Exchange Commission.

-end-

FOR MORE INFORMATION CONTACT:

DAVID W. GARNER

EVP and Investor Relations Officer

Simmons First National Corporation

(870) 541-1000

Simmons First National Corporation					SFNC
Consolidated End of Period Balance Sheets
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2017	2017	2017	2016	2016
($ in thousands)
ASSETS
Cash and non-interest bearing balances due from banks	$108,675	$112,567	$103,875	$117,007	$112,572
Interest bearing balances due from banks and federal funds sold	323,615	217,047	201,406	168,652	341,951
Cash and cash equivalents	432,290	329,614	305,281	285,659	454,523
Interest bearing balances due from banks - time	4,059	6,057	4,563	4,563	4,393
Investment securities - held-to-maturity	406,033	419,003	431,176	462,096	496,594
Investment securities - available-for-sale	1,317,420	1,190,600	1,257,813	1,157,354	1,024,206
Mortgage loans held for sale	12,614	16,266	9,754	27,788	28,069
Assets held in trading accounts	49	50	55	41	2,969
Other assets held for sale	182,378	-	-	-	-
Loans:
Legacy loans	5,211,312	5,000,572	4,632,905	4,327,207	3,943,089
Allowance for loan losses	(42,717)	(41,379)	(37,865)	(36,286)	(34,094)
Loans acquired, net of discount and allowance	1,092,039	1,224,739	1,144,291	1,305,683	1,458,198
Net loans	6,260,634	6,183,932	5,739,331	5,596,604	5,367,193
Premises and equipment	224,376	230,641	221,880	199,359	192,523
Premises held for sale	-	-	4,611	6,052	6,732
Foreclosed assets and other real estate owned	31,477	26,012	26,421	26,895	30,396
Interest receivable	30,749	27,337	26,089	27,788	27,390
Bank owned life insurance	148,984	148,134	139,439	138,620	138,298
Goodwill	375,731	379,437	350,035	348,505	348,769
Other intangible assets	55,501	58,528	51,408	52,959	54,268
Other assets	53,075	52,697	58,782	65,773	50,669
Total assets	$9,535,370	$9,068,308	$8,626,638	$8,400,056	$8,226,992

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits:
Non-interest bearing transaction accounts	$1,669,860	$1,650,986	$1,554,675	$1,491,676	$1,473,420
Interest bearing transaction accounts and savings deposits	4,344,779	4,141,426	3,987,730	3,956,483	3,815,939
Time deposits less than $100,000	675,186	645,855	653,538	686,780	653,105
Time deposits greater than $100,000	635,765	665,268	592,345	600,280	674,917
Total deposits	7,325,590	7,103,535	6,788,288	6,735,219	6,617,381
Federal funds purchased and securities sold
under agreements to repurchase	121,687	121,419	110,007	115,029	124,289
Other borrowings	522,541	474,962	441,074	273,159	215,276
Subordinated debentures	67,418	67,312	60,503	60,397	60,290
Other liabilities held for sale	176,964	-	-	-	-
Accrued interest and other liabilities	63,971	67,004	55,877	65,141	62,615
Total liabilities	8,278,171	7,834,232	7,455,749	7,248,945	7,079,851

Stockholders' equity:
Common stock	322	322	314	313	313
Surplus	763,443	761,754	716,564	711,976	710,132
Undivided profits	504,085	483,322	468,309	454,034	434,579
Accumulated other comprehensive income (loss):
Unrealized appreciation (depreciation) on AFS securities	(10,651)	(11,322)	(14,298)	(15,212)	2,117
Total stockholders' equity	1,257,199	1,234,076	1,170,889	1,151,111	1,147,141
Total liabilities and stockholders' equity	$9,535,370	$9,068,308	$8,626,638	$8,400,056	$8,226,992

Simmons First National Corporation					SFNC
Consolidated Statements of Income - Quarter-to-Date
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2017	2017	2017	2016	2016
($ in thousands, except per share data)
INTEREST INCOME
Loans	$77,457	$73,549	$68,728	$70,887	$65,078
Interest bearing balances due from banks and federal funds sold	650	214	122	245	263
Investment securities	9,218	9,990	9,451	8,700	7,774
Mortgage loans held for sale	159	145	126	230	299
Assets held in trading accounts	-	-	-	3	4
TOTAL INTEREST INCOME	87,484	83,898	78,427	80,065	73,418
INTEREST EXPENSE
Time deposits	2,110	1,832	1,758	2,023	1,767
Other deposits	3,920	2,984	2,446	2,032	1,965
Federal funds purchased and securities
sold under agreements to repurchase	83	92	75	90	59
Other borrowings	1,875	1,559	1,194	1,034	1,048
Subordinated debentures	677	619	574	558	516
TOTAL INTEREST EXPENSE	8,665	7,086	6,047	5,737	5,355
NET INTEREST INCOME	78,819	76,812	72,380	74,328	68,063
Provision for loan losses	5,462	7,023	4,307	4,332	8,294
NET INTEREST INCOME AFTER PROVISION
FOR LOAN LOSSES	73,357	69,789	68,073	69,996	59,769
NON-INTEREST INCOME
Trust income	4,225	4,113	4,212	4,282	3,873
Service charges on deposit accounts	8,907	8,483	8,102	8,666	8,771
Other service charges and fees	2,433	2,515	2,197	4,026	3,261
Mortgage and SBA lending income	3,219	3,961	2,423	4,580	4,339
Investment banking income	680	637	690	472	1,131
Debit and credit card fees	8,864	8,659	7,934	8,027	7,825
Bank owned life insurance income	725	859	818	895	606
Gain on sale of securities, net	3	2,236	63	1,445	315
Other income	7,276	4,281	3,621	3,722	6,755
TOTAL NON-INTEREST INCOME	36,332	35,744	30,060	36,115	36,876
NON-INTEREST EXPENSE
Salaries and employee benefits	35,285	34,205	35,536	33,797	31,784
Occupancy expense, net	4,928	4,868	4,663	4,516	4,690
Furniture and equipment expense	4,840	4,550	4,443	4,387	4,272
Other real estate and foreclosure expense	1,071	517	589	679	1,849
Deposit insurance	1,020	780	680	89	1,136
Merger-related costs	752	6,603	524	2,846	1,524
Other operating expenses	18,263	19,885	19,887	20,411	17,179
TOTAL NON-INTEREST EXPENSE	66,159	71,408	66,322	66,725	62,434
NET INCOME BEFORE INCOME TAXES	43,530	34,125	31,811	39,386	34,211
Provision for income taxes	14,678	11,060	9,691	12,415	10,782
NET INCOME	$28,852	$23,065	$22,120	$26,971	$23,429
BASIC EARNINGS PER SHARE	$0.90	$0.72	$0.71	$0.86	$0.77
DILUTED EARNINGS PER SHARE	$0.89	$0.72	$0.70	$0.85	$0.76

Simmons First National Corporation					SFNC
Consolidated Risk-Based Capital
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2017	2017	2017	2016	2016
($ in thousands)
Tier 1 capital
Stockholders' equity	$1,257,199	$1,234,076	$1,170,889	$1,151,111	$1,147,141
Trust preferred securities, net allowable	67,418	67,312	60,503	60,397	60,290
Disallowed intangible assets, net of deferred tax	(401,419)	(406,990)	(361,944)	(354,028)	(354,582)
Unrealized loss (gain) on AFS securities	10,651	11,322	14,298	15,212	(2,117)
Other	-	-	-	15	-
Total Tier 1 capital	933,849	905,720	883,746	872,707	850,732

Tier 2 capital
Qualifying unrealized gain on AFS equity securities	1	1	2	-	-
Qualifying allowance for loan losses and
reserve for unfunded commitments	46,709	45,369	41,303	40,241	38,050
Total Tier 2 capital	46,710	45,370	41,305	40,241	38,050
Total risk-based capital	$980,559	$951,090	$925,051	$912,948	$888,782

Common equity
Tier 1 capital	$933,849	$905,720	$883,746	$872,707	$850,732
Less: Trust preferred securities	(67,418)	(67,312)	(60,503)	(60,397)	(60,290)
Total common equity	$866,431	$838,408	$823,243	$812,310	$790,442

Risk weighted assets	$7,225,846	$6,925,727	$6,425,150	$6,039,034	$5,724,052

Adjusted average assets for leverage ratio	$8,794,433	$8,424,763	$8,076,525	$7,966,681	$7,355,702

Ratios at end of quarter
Equity to assets	13.18%	13.61%	13.57%	13.70%	13.94%
Tangible common equity to tangible assets (1)	9.07%	9.22%	9.35%	9.37%	9.51%
Common equity Tier 1 ratio (CET1)	11.99%	12.11%	12.81%	13.45%	13.81%
Tier 1 leverage ratio	10.62%	10.75%	10.94%	10.95%	11.57%
Tier 1 risk-based capital ratio	12.92%	13.08%	13.75%	14.45%	14.86%
Total risk-based capital ratio	13.57%	13.73%	14.40%	15.12%	15.53%

(1) Calculations of tangible common equity to tangible assets and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Loans and Investments
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2017	2017	2017	2016	2016
($ in thousands)
Legacy Loan Portfolio - End of Period (1)
Consumer
Credit cards	$176,316	$176,953	$171,947	$184,591	$175,032
Other consumer	317,946	366,136	349,200	303,972	275,947
Total consumer	494,262	543,089	521,147	488,563	450,979
Real Estate
Construction	515,274	457,896	365,051	336,759	304,082
Single-family residential	1,048,403	1,014,412	957,717	904,245	841,958
Other commercial	2,231,223	2,089,707	1,959,677	1,787,075	1,521,132
Total real estate	3,794,900	3,562,015	3,282,445	3,028,079	2,667,172
Commercial
Commercial	688,960	678,932	657,606	639,525	607,738
Agricultural	207,849	191,345	141,125	150,378	203,529
Total commercial	896,809	870,277	798,731	789,903	811,267
Other	25,341	25,191	30,582	20,662	13,671
Total Loans	$5,211,312	$5,000,572	$4,632,905	$4,327,207	$3,943,089

(1) Excludes all acquired loans.

Investment Securities - End of Period
Held-to-Maturity
U.S. Government agencies	$66,928	$67,912	$68,895	$76,875	$80,849
Mortgage-backed securities	16,972	17,882	18,743	19,773	21,454
State and political subdivisions	320,116	331,249	341,854	362,532	391,495
Other securities	2,017	1,960	1,684	2,916	2,796
Total held-to-maturity	406,033	419,003	431,176	462,096	496,594
Available-for-Sale
U.S. Treasury	$-	$19,997	$-	$300	$63,985
U.S. Government agencies	208,220	147,619	142,356	137,771	148,781
Mortgage-backed securities	959,698	878,205	927,277	868,324	699,748
State and political subdivisions	84,822	83,672	130,747	102,943	67,019
FHLB stock	24,415	21,772	19,149	12,235	11,235
Other securities	40,265	39,335	38,285	35,781	33,438
Total available-for-sale	1,317,420	1,190,600	1,257,814	1,157,354	1,024,206
Total investment securities	$1,723,453	$1,609,603	$1,688,990	$1,619,450	$1,520,800
Fair value - HTM investment securities	$412,140	$425,263	$435,701	$465,960	$508,910

Investment Securities - QTD Average
Taxable securities	$1,229,172	$1,244,071	$1,185,794	$1,146,703	$963,150
Tax exempt securities	409,062	467,420	455,481	467,757	466,782
Total investment securities - QTD average	$1,638,234	$1,711,491	$1,641,275	$1,614,460	$1,429,932

Simmons First National Corporation					SFNC
Consolidated Loans and Credit Coverage
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2017	2017	2017	2016	2016
($ in thousands)
LOANS
Legacy loans	$5,211,312	$5,000,572	$4,632,905	$4,327,207	$3,943,089
Allowance for loan losses (legacy loans)	(42,717)	(41,379)	(37,865)	(36,286)	(34,094)
Legacy loans (net of allowance)	5,168,595	4,959,193	4,595,040	4,290,921	3,908,995
Loans acquired	1,117,424	1,253,539	1,173,667	1,342,099	1,502,051
Credit discount	(24,994)	(28,409)	(28,941)	(35,462)	(42,899)
Allowance for loan losses (loans acquired)	(391)	(391)	(435)	(954)	(954)
Loans acquired (net of discount and allowance)	1,092,039	1,224,739	1,144,291	1,305,683	1,458,198
Net loans	$6,260,634	$6,183,932	$5,739,331	$5,596,604	$5,367,193

Loan Coverage Ratios
Allowance for loan losses to legacy loans	0.82%	0.83%	0.82%	0.84%	0.86%

Discount for credit losses and allowance on loans acquired
to total loans acquired plus discount for credit losses
and allowance on loans acquired (non-GAAP) (1)	2.27%	2.30%	2.50%	2.71%	2.92%

Total allowance and credit coverage (non-GAAP) (1)	1.08%	1.12%	1.16%	1.28%	1.43%

(1) Calculations of the non-GAAP loan coverage ratios and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated Allowance and Asset Quality
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2017	2017	2017	2016	2016
($ in thousands)
Allowance for Loan Losses (Legacy Loans)
Balance, beginning of quarter	$41,379	$37,865	$36,286	$34,094	$33,523
Loans charged off
Credit cards	1,017	901	1,044	935	699
Other consumer	819	993	1,174	493	600
Real estate	896	1,712	656	167	6,297
Commercial	2,442	349	292	913	284
Total loans charged off	5,174	3,955	3,166	2,508	7,880

Recoveries of loans previously charged off
Credit cards	275	277	236	213	199
Other consumer	445	636	690	158	106
Real estate	309	216	232	73	55
Commercial	21	32	30	28	12
Total recoveries	1,050	1,161	1,188	472	372
Net loans charged off	4,124	2,794	1,978	2,036	7,508
Provision for loan losses	5,462	6,308	3,557	4,228	8,079
Balance, end of quarter	$42,717	$41,379	$37,865	$36,286	$34,094

Non-performing assets (1) (2)
Non-performing loans
Nonaccrual loans	54,439	57,127	52,913	39,104	37,392
Loans past due 90 days or more	232	281	231	299	144
Total non-performing loans	54,671	57,408	53,144	39,403	37,536
Other non-performing assets
Foreclosed assets and other real estate owned (2)	31,477	26,012	26,421	26,895	30,396
Other non-performing assets	639	485	352	471	621
Total other non-performing assets	32,116	26,497	26,773	27,366	31,017
Total non-performing assets	$86,787	$83,905	$79,917	$66,769	$68,553
Performing TDRs (troubled debt restructurings)	$9,212	$8,794	$10,833	$10,998	$13,604

Ratios (1) (2)
Allowance for loan losses to total loans	0.82%	0.83%	0.82%	0.84%	0.86%
Allowance for loan losses to non-performing loans	78%	72%	71%	92%	91%
Non-performing loans to total loans	1.05%	1.15%	1.15%	0.91%	0.95%
Non-performing assets (including performing TDRs)
to total assets	1.01%	1.02%	1.05%	0.93%	1.00%
Non-performing assets to total assets	0.91%	0.93%	0.93%	0.79%	0.83%
Annualized net charge offs to total loans	0.32%	0.23%	0.18%	0.20%	0.82%
Annualized net credit card charge offs to
total credit card loans	1.63%	1.42%	1.84%	1.66%	1.14%
Annualized net charge offs to total loans
(excluding credit cards)	0.27%	0.19%	0.11%	0.14%	0.81%

 (1) Excludes all acquired loans, except for their inclusion in total assets.

 (2) Includes acquired foreclosed assets and acquired other real estate owned.

Simmons First National Corporation	SFNC
Consolidated - Average Balance Sheet and Net Interest Income Analysis
For the Quarters Ended
(Unaudited)

	Three Months Ended Sep 2017			Three Months Ended Jun 2017			Three Months Ended Sep 2016
($ in thousands)	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate
ASSETS
Earning assets:
Interest bearing balances due from banks
Federal funds sold	269,111	650	0.96%	163,396	214	0.53%	253,249	263	0.41%
Investment securities - taxable	1,313,333	6,574	1.99%	1,374,261	6,874	2.01%	1,038,437	4,775	1.83%
Investment securities - non-taxable (FTE)	324,901	4,341	5.30%	337,230	5,118	6.09%	391,495	4,926	5.01%
Mortgage loans held for sale	13,388	159	4.71%	12,250	145	4.75%	31,256	299	3.81%
Assets held in trading accounts	52	-	0.00%	52	-	0.00%	5,108	4	0.31%
Loans, including acquired loans	6,261,507	77,511	4.91%	5,954,019	73,629	4.96%	5,105,474	65,120	5.07%
Total interest earning assets (FTE)	8,182,292	89,235	4.33%	7,841,208	85,980	4.40%	6,825,019	75,387	4.39%
Non-earning assets	993,315			971,252			878,818
Total assets	$9,175,607			$8,812,460			$7,703,837

LIABILITIES AND STOCKHOLDERS' EQUITY
Interest bearing liabilities:
Interest bearing transaction and
savings accounts	$4,227,567	$3,920	0.37%	$4,069,179	$2,984	0.29%	$3,645,414	$1,965	0.21%
Time deposits	1,330,889	2,110	0.63%	1,277,336	1,832	0.58%	1,213,895	1,767	0.58%
Total interest bearing deposits	5,558,456	6,030	0.43%	5,346,515	4,816	0.36%	4,859,309	3,732	0.31%
Federal funds purchased and securities
sold under agreement to repurchase	115,583	83	0.28%	115,101	92	0.32%	105,576	59	0.22%
Other borrowings	502,972	1,875	1.48%	434,584	1,559	1.44%	192,453	1,048	2.17%
Subordinated debentures	67,367	677	3.99%	64,019	619	3.88%	60,238	516	3.41%
Total interest bearing liabilities	6,244,378	8,665	0.55%	5,960,219	7,086	0.48%	5,217,576	5,355	0.41%
Non-interest bearing liabilities:
Non-interest bearing deposits	1,613,248			1,597,550			1,322,818
Other liabilities	62,287			45,348			49,191
Total liabilities	7,919,913			7,603,117			6,589,585
Stockholders' equity	1,255,694			1,209,343			1,114,252
Total liabilities and stockholders' equity	$9,175,607			$8,812,460			$7,703,837
Net interest income (FTE)		$80,570			$78,894			$70,032
Net interest spread (FTE)			3.78%			3.92%			3.98%
Net interest margin (FTE) - quarter-to-date			3.91%			4.04%			4.08%

Net interest margin (FTE) - year-to-date			3.99%			4.04%			4.21%

Core net interest margin (FTE) - quarter-to-date (1)			3.77%			3.79%			3.79%
Core loan yield (FTE) - quarter-to-date (1)			4.72%			4.63%			4.69%

Core net interest margin (FTE) - year-to-date (1)			3.79%			3.79%			3.86%
Core loan yield (FTE) - year-to-date (1)			4.65%			4.61%			4.75%

(1) Calculations of core net interest margin and core loan yield and the reconciliations to GAAP are included in the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Selected Financial Data
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2017	2017	2017	2016	2016
($ in thousands, except share data)
QUARTER-TO-DATE
Financial Highlights - GAAP
Net Income	$28,852	$23,065	$22,120	$26,971	$23,429
Diluted earnings per share	0.89	0.72	0.70	0.85	0.76
Return on average assets	1.25%	1.05%	1.07%	1.29%	1.21%
Return on average common equity	9.12%	7.65%	7.69%	9.27%	8.36%
Return on tangible common equity	14.47%	12.13%	12.22%	14.71%	13.26%
Net interest margin (FTE)	3.91%	4.04%	4.04%	4.12%	4.08%
FTE adjustment	1,751	2,082	1,965	1,994	1,969
Amortization of intangibles	1,724	1,553	1,550	1,533	1,503
Amortization of intangibles, net of taxes	1,048	944	942	932	913
Average diluted shares outstanding	32,423,796	32,025,780	31,612,900	31,592,713	30,843,714
Cash dividends declared per common share	0.25	0.25	0.25	0.24	0.24
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$27,746	$26,753	$22,532	$28,751	$24,382
Diluted core earnings per share (1)	0.86	0.84	0.71	0.91	0.79
Core net interest margin (FTE) (2)	3.77%	3.79%	3.80%	3.76%	3.79%
Accretable yield on acquired loans	2,890	4,792	4,427	6,552	4,928
Efficiency ratio (1)	55.06%	56.04%	60.92%	55.47%	53.94%
Core return on average assets (1)	1.20%	1.22%	1.09%	1.38%	1.26%
Core return on average common equity (1)	8.77%	8.87%	7.83%	9.89%	8.71%
Core return on tangible common equity (1)	13.93%	13.99%	12.44%	15.65%	13.78%
YEAR-TO-DATE
Financial Highlights - GAAP
Net Income	$74,037	$45,185	$22,120	$96,790	$69,819
Diluted earnings per share	2.31	1.42	0.70	3.13	2.28
Return on average assets	1.12%	1.06%	1.07%	1.25%	1.23%
Return on average common equity	8.18%	7.67%	7.69%	8.75%	8.57%
Return on tangible common equity	12.97%	12.17%	12.22%	13.92%	13.68%
Net interest margin (FTE)	3.99%	4.04%	4.04%	4.19%	4.21%
FTE adjustment	5,798	4,047	1,965	7,722	5,728
Amortization of intangibles	4,827	3,103	1,550	5,942	4,409
Amortization of intangibles, net of taxes	2,934	1,886	942	3,611	2,679
Average diluted shares outstanding	32,007,135	31,794,363	31,612,900	30,963,546	30,656,882
Cash dividends declared per common share	0.75	0.50	0.25	0.96	0.72
Financial Highlights - Core (non-GAAP)
Core earnings (excludes non-core items) (1)	$77,031	$49,285	$22,532	$101,409	$72,658
Diluted core earnings per share (1)	2.41	1.55	0.71	3.28	2.37
Core net interest margin (FTE) (2)	3.79%	3.79%	3.80%	3.83%	3.86%
Accretable yield on acquired loans	12,109	9,219	4,427	24,257	17,705
Efficiency ratio (1)	57.25%	58.40%	60.92%	56.32%	56.62%
Core return on average assets (1)	1.17%	1.15%	1.09%	1.31%	1.28%
Core return on average common equity (1)	8.51%	8.37%	7.83%	9.17%	8.91%
Core return on tangible common equity (1)	13.48%	13.23%	12.44%	14.56%	14.22%
END OF PERIOD
Book value per share	$39.03	$38.31	$37.30	$36.80	$36.69
Tangible book value per share	25.64	24.71	24.51	23.97	23.80
Shares outstanding	32,212,242	32,212,832	31,388,357	31,277,723	31,267,614
Full-time equivalent employees	1,942	1,919	1,876	1,875	1,985
Total number of ATM's	192	197	187	186	186
Total number of financial centers	156	161	151	150	150

(1) Core earnings exclude non-core items, which is a non-GAAP measurement. Reconciliations to GAAP are included in the  schedules accompanying this release.

(2) Excludes accretable yield adjustment on loans, which is a non-GAAP measurement. Reconciliations to GAAP are included in  the schedules accompanying this release.

Simmons First National Corporation					SFNC
Consolidated - Reconciliation of Core Earnings (non-GAAP)
For the Quarters Ended	Sep 30	Jun 30	Mar 31	Dec 31	Sep 30
(Unaudited)	2017	2017	2017	2016	2016
($ in thousands, except per share data)
QUARTER-TO-DATE
Net Income	$28,852	$23,065	$22,120	$26,971	$23,429
Non-core items
Gain on sale of P&C insurance business	(3,708)	-	-	-	-
Merger-related costs	752	6,603	524	2,846	1,524
Branch right-sizing	435	(536)	154	83	43
Tax effect (1)	1,415	(2,379)	(266)	(1,149)	(614)
Net non-core items	(1,106)	3,688	412	1,780	953
Core earnings (non-GAAP)	$27,746	$26,753	$22,532	$28,751	$24,382

Diluted earnings per share	$0.89	$0.72	$0.70	$0.85	$0.76
Non-core items
Gain on sale of P&C insurance business	(0.11)	-	-	-	-
Merger-related costs	0.02	0.21	0.02	0.09	0.05
Branch right-sizing	0.01	(0.02)	-	-	-
Tax effect (1)	0.05	(0.07)	(0.01)	(0.03)	(0.02)
Net non-core items	(0.03)	0.12	0.01	0.06	0.03
Core earnings (non-GAAP)	$0.86	$0.84	$0.71	$0.91	$0.79

YEAR-TO-DATE
Net Income	$74,037	$45,185	$22,120	$96,790	$69,819
Non-core items
Gain from early retirement of trust preferred securities	-	-	-	(594)	(594)
Gain on sale of P&C insurance business	(3,708)	-	-	-	-
Merger-related costs	7,879	7,127	524	4,835	1,989
Branch right-sizing	53	(382)	154	3,359	3,276
Tax effect (1)	(1,230)	(2,645)	(266)	(2,981)	(1,832)
Net non-core items	2,994	4,100	412	4,619	2,839
Core earnings (non-GAAP)	$77,031	$49,285	$22,532	$101,409	$72,658

Diluted earnings per share	$2.31	$1.42	$0.70	$3.13	$2.28
Non-core items
Gain from early retirement of trust preferred securities	-	-	-	(0.02)	(0.02)
Gain on sale of P&C insurance business	(0.11)
Merger-related costs	0.25	0.22	0.02	0.16	0.06
Branch right-sizing	-	(0.01)	-	0.11	0.11
Tax effect (1)	(0.04)	(0.08)	(0.01)	(0.10)	(0.06)
Net non-core items	0.10	0.13	0.01	0.15	0.09
Core earnings (non-GAAP)	$2.41	$1.55	$0.71	$3.28	$2.37

(1) Effective tax rate of 39.225%, adjusted for non-deductible merger-related costs and deferred tax items on P&C insurance sale.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - End of Period
For the Quarters Ended
(Unaudited)	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30
	2017	2017	2017	2016	2016
($ in thousands, except per share data)

Calculation of Tangible Common Equity and the Ratio of Tangible Common Equity to Tangible Assets

Total common stockholders' equity	$1,257,199	$1,234,076	$1,170,889	$1,151,111	$1,147,141
Intangible assets:
Goodwill	(375,731)	(379,437)	(350,035)	(348,505)	(348,769)
Other intangible assets	(55,501)	(58,528)	(51,408)	(52,959)	(54,268)
Total intangibles	(431,232)	(437,965)	(401,443)	(401,464)	(403,037)
Tangible common stockholders' equity	$825,967	$796,111	$769,446	$749,647	$744,104

Total assets	$9,535,370	$9,068,308	$8,626,638	$8,400,056	$8,226,992
Intangible assets:
Goodwill	(375,731)	(379,437)	(350,035)	(348,505)	(348,769)
Other intangible assets	(55,501)	(58,528)	(51,408)	(52,959)	(54,268)
Total intangibles	(431,232)	(437,965)	(401,443)	(401,464)	(403,037)
Tangible assets	$9,104,138	$8,630,343	$8,225,195	$7,998,592	$7,823,955

Ratio of equity to assets	13.18%	13.61%	13.57%	13.70%	13.94%
Ratio of tangible common equity to tangible assets	9.07%	9.22%	9.35%	9.37%	9.51%

Calculation of Discount for credit losses and allowance on loans acquired to total loans acquired plus discount for credit losses and allowance on loans acquired

Credit discount on acquired loans	$24,994	$28,409	$28,941	$35,462	$42,899
Allowance for loan losses on acquired loans	391	391	435	954	954
Total credit discount and ALLL on acquired loans	$25,385	$28,800	$29,376	$36,416	$43,853
Total loans acquired	$1,117,424	$1,253,539	$1,173,667	$1,342,099	$1,502,051
Discount and ALLL on acquired loans to acquired loans	2.27%	2.30%	2.50%	2.71%	2.92%

Calculation of Total Allowance and Credit Coverage

Allowance for loan losses	$42,717	$41,379	$37,865	$36,286	$34,094
Total credit discount and ALLL on acquired loans	25,385	28,800	29,376	36,416	43,853
Total allowance and credit discount	$68,102	$70,179	$67,241	$72,702	$77,947
Total loans	$6,328,736	$6,254,155	$5,806,572	$5,669,306	$5,445,140
Total allowance and credit coverage	1.08%	1.12%	1.16%	1.28%	1.43%

Calculation of Tangible Book Value per Share

Total common stockholders' equity	$1,257,199	$1,234,076	$1,170,889	$1,151,111	$1,147,141
Intangible assets:
Goodwill	(375,731)	(379,437)	(350,035)	(348,505)	(348,769)
Other intangible assets	(55,501)	(58,528)	(51,408)	(52,959)	(54,268)
Total intangibles	(431,232)	(437,965)	(401,443)	(401,464)	(403,037)
Tangible common stockholders' equity	$825,967	$796,111	$769,446	$749,647	$744,104
Shares of common stock outstanding	32,212,242	32,212,832	31,388,357	31,277,723	31,267,614
Book value per common share	$39.03	$38.31	$37.30	$36.80	$36.69
Tangible book value per common share	$25.64	$24.71	$24.51	$23.97	$23.80

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Quarter-to-Date
For the Quarters Ended
(Unaudited)	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30
	2017	2017	2017	2016	2016
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$28,852	$23,065	$22,120	$26,971	$23,429
Net non-core items, net of taxes, adjustment	(1,106)	3,688	412	1,780	953
Core earnings	$27,746	$26,753	$22,532	$28,751	$24,382

Average total assets	$9,175,607	$8,812,460	$8,414,470	$8,308,458	$7,703,837

Return on average assets	1.25%	1.05%	1.07%	1.29%	1.21%
Core return on average assets	1.20%	1.22%	1.09%	1.38%	1.26%

Calculation of Return on Tangible Common Equity

Net income	$28,852	$23,065	$22,120	$26,971	$23,429
Amortization of intangibles, net of taxes	1,048	944	942	932	913
Total income available to common stockholders	$29,900	$24,009	$23,062	$27,903	$24,342

Net non-core items, net of taxes	(1,106)	3,688	412	1,780	953
Core earnings	27,746	26,753	22,532	28,751	24,382
Amortization of intangibles, net of taxes	1,048	944	942	932	913
Total core income available to common stockholders	$28,794	$27,697	$23,474	$29,683	$25,295

Average common stockholders' equity	$1,255,694	$1,209,343	$1,166,473	$1,156,933	$1,114,252
Average intangible assets:
Goodwill	(378,387)	(362,925)	(348,837)	(348,597)	(332,893)
Other intangibles	(57,232)	(52,419)	(52,169)	(53,646)	(50,893)
Total average intangibles	(435,619)	(415,344)	(401,006)	(402,243)	(383,786)
Average tangible common stockholders' equity	$820,075	$793,999	$765,467	$754,690	$730,466

Return on average common equity	9.12%	7.65%	7.69%	9.27%	8.36%
Return on tangible common equity	14.47%	12.13%	12.22%	14.71%	13.26%
Core return on average common equity	8.77%	8.87%	7.83%	9.89%	8.71%
Core return on tangible common equity	13.93%	13.99%	12.44%	15.65%	13.78%

Calculation of Efficiency Ratio (1)

Non-interest expense	$66,159	$71,408	$66,322	$66,725	$62,434
Non-core non-interest expense adjustment	(862)	(6,700)	(635)	(2,995)	(1,742)
Other real estate and foreclosure expense adjustment	(1,071)	(517)	(550)	(669)	(1,787)
Amortization of intangibles adjustment	(1,724)	(1,553)	(1,550)	(1,533)	(1,503)
Efficiency ratio numerator	$62,502	$62,638	$63,587	$61,528	$57,402

Net-interest income	$78,819	$76,812	$72,380	$74,328	$68,063
Non-interest income	36,332	35,744	30,060	36,115	36,876
Non-core non-interest income adjustment	(3,383)	(632)	43	(66)	(175)
Fully tax-equivalent adjustment	1,751	2,082	1,965	1,994	1,969
(Gain) loss on sale of securities	(3)	(2,236)	(63)	(1,445)	(315)
Efficiency ratio denominator	$113,516	$111,770	$104,385	$110,926	$106,418

Efficiency ratio (1)	55.06%	56.04%	60.92%	55.47%	53.94%

Calculation of Core Net Interest Margin

Net interest income	$78,819	$76,812	$72,380	$74,328	$68,063
Fully tax-equivalent adjustment	1,751	2,082	1,965	1,994	1,969
Fully tax-equivalent net interest income	80,570	78,894	74,345	76,322	70,032

Total accretable yield	(2,890)	(4,792)	(4,427)	(6,552)	(4,928)
Core net interest income	$77,680	$74,102	$69,918	$69,770	$65,104
Average earning assets	$8,182,292	$7,841,208	$7,469,709	$7,373,236	$6,825,019

Net interest margin	3.95%	4.04%	4.04%	4.12%	4.08%
Core net interest margin	3.81%	3.79%	3.80%	3.76%	3.79%

Calculation of Core Loan Yield

Loan interest income	$77,457	$73,549	$68,728	$70,887	$65,078
Total accretable yield	(2,890)	(4,792)	(4,427)	(6,552)	(4,928)
Core loan interest income	$74,567	$68,757	$64,301	$64,335	$60,150
Average loan balance	$6,261,507	$5,954,019	$5,685,585	$5,484,918	$5,105,474

Core loan yield	4.78%	4.63%	4.59%	4.67%	4.69%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.

Simmons First National Corporation					SFNC
Reconciliation Of Non-GAAP Financial Measures - Year-to-Date
For the Quarters Ended
(Unaudited)	Sept 30	Jun 30	Mar 31	Dec 31	Sept 30
	2017	2017	2017	2016	2016
($ in thousands)
Calculation of Core Return on Average Assets

Net income	$74,037	$45,185	$22,120	$96,790	$69,819
Net non-core items, net of taxes, adjustment	2,994	4,100	412	4,619	2,839
Core earnings	$77,031	$49,285	$22,532	$101,409	$72,658

Average total assets	$8,800,675	$8,613,240	$8,414,470	$7,760,233	$7,575,053

Return on average assets	1.12%	1.06%	1.07%	1.25%	1.23%
Core return on average assets	1.17%	1.15%	1.09%	1.31%	1.28%

Calculation of Return on Tangible Common Equity

Net income	$74,037	$45,185	$22,120	$96,790	$69,819
Amortization of intangibles, net of taxes	2,934	1,886	942	3,611	2,679
Total income available to common stockholders	$76,971	$47,071	$23,062	$100,401	$72,498

Net non-core items, net of taxes	2,994	4,100	412	4,619	2,839
Core earnings	77,031	49,285	22,532	101,409	72,658
Amortization of intangibles, net of taxes	2,934	1,886	942	3,611	2,679
Total core income available to common stockholders	$79,965	$51,171	$23,474	$105,020	$75,337

Average common stockholders' equity	$1,210,487	$1,187,906	$1,166,473	$1,105,775	$1,088,723
Average intangible assets:
Goodwill	(363,383)	(355,881)	(348,837)	(332,974)	(329,422)
Other intangibles	(53,941)	(52,294)	(52,169)	(51,710)	(51,478)
Total average intangibles	(417,324)	(408,175)	(401,006)	(384,684)	(380,900)
Average tangible common stockholders' equity	$793,163	$779,731	$765,467	$721,091	$707,823

Return on average common equity	8.18%	7.67%	7.69%	8.75%	8.57%
Return on tangible common equity	12.97%	12.17%	12.22%	13.92%	13.68%
Core return on average common equity	8.51%	8.37%	7.83%	9.17%	8.91%
Core return on tangible common equity	13.48%	13.23%	12.44%	14.56%	14.22%

Calculation of Efficiency Ratio (1)

Non-interest expense	$203,889	$137,730	$66,322	$255,085	$188,360
Non-core non-interest expense adjustment	(8,197)	(7,335)	(635)	(8,435)	(5,440)
Other real estate and foreclosure expense adjustment	(2,177)	(1,067)	(550)	(4,389)	(3,720)
Amortization of intangibles adjustment	(4,827)	(3,103)	(1,550)	(5,942)	(4,409)
Efficiency ratio numerator	$188,688	$126,225	$63,587	$236,319	$174,791

Net-interest income	$228,011	$149,192	$72,380	$279,206	$204,878
Non-interest income	102,136	65,804	30,060	139,382	103,267
Non-core non-interest income adjustment	(3,972)	(589)	43	(835)	(769)
Fully tax-equivalent adjustment	5,798	4,047	1,965	7,722	5,728
(Gain) loss on sale of securities	(2,302)	(2,299)	(63)	(5,848)	(4,403)
Efficiency ratio denominator	$329,671	$216,155	$104,385	$419,627	$308,701

Efficiency ratio (1)	57.25%	58.40%	60.92%	56.32%	56.62%

Calculation of Core Net Interest Margin

Net interest income	$228,011	$149,192	$72,380	$279,206	$204,878
Fully tax-equivalent adjustment	5,798	4,047	1,965	7,722	5,728
Fully tax-equivalent net interest income	233,809	153,239	74,345	286,928	210,606

Total accretable yield	(12,109)	(9,219)	(4,427)	(24,257)	(17,705)
Core net interest income	$221,700	$144,020	$69,918	$262,671	$192,901
Average earning assets	$7,829,548	$7,653,177	$7,469,709	$6,855,322	$6,682,683

Net interest margin	3.99%	4.04%	4.04%	4.19%	4.21%
Core net interest margin	3.79%	3.79%	3.80%	3.83%	3.86%

Calculation of Core Loan Yield

Loan interest income	$219,734	$142,277	$68,728	$265,652	$194,765
Total accretable yield	(12,109)	(9,219)	(4,427)	(24,257)	(17,705)
Core loan interest income	$207,625	$133,058	$64,301	$241,395	$177,060
Average loan balance	$5,967,036	$5,819,803	$5,685,585	$5,109,492	$4,984,349

Core loan yield	4.65%	4.61%	4.59%	4.72%	4.75%

(1) Efficiency ratio is noninterest expense before foreclosed property expense and amortization of intangibles as a percent of net interest income (fully taxable equivalent) and noninterest revenues, excluding gains and losses from securities transactions and non-core items.